UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 7, 2009 (October 1, 2009)

CIT GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31369 (Commission File Number)	65-1051192 (IRS Employer Identification No.)

505 Fifth Avenue
New York, New York 10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 771-0505
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On October 1, 2009, CIT Group Inc. (the “Company”), the guarantors named therein (the “Guarantors”) and The Bank of New York Mellon, as trustee, entered into the following supplemental indentures:
•	First Supplemental Indenture, dated as of October 1, 2009, to the indenture, dated as of August 26, 2002, between the Company, The Bank of New York Mellon (as successor to J.P. Morgan Trust Company, National Association, as successor to Bank One Trust Company, N.A.), as trustee, and The Bank of New York Mellon (as successor to Bank One, N.A., London Branch), as London paying agent and London calculation agent;

•	First Supplemental Indenture, dated as of October 1, 2009, to the indenture, dated as of October 29, 2004, between the Company and The Bank of New York Mellon (as successor to J.P. Morgan Trust Company, National Association), as trustee;

•	Third Supplemental Indenture, dated as of October 1, 2009, to the indenture, dated as of January 20, 2006, between the Company and The Bank of New York Mellon (as successor to JPMorgan Chase Bank, N.A), as trustee (as supplemented by the first supplemental indenture, dated as of February 13, 2007 and second supplemental indenture, dated as of October 23, 2007);

•	Third Supplemental Indenture, dated as of October 1, 2009, to the indenture, dated as of January 20, 2006, between the Company and The Bank of New York Mellon (as successor to JPMorgan Chase Bank, N.A.), as trustee (as supplemented by the first supplemental indenture, dated as of January 31, 2007 and the second supplemental indenture, dated as of December 24, 2008);

•	Fourth Supplemental Indenture, dated as of October 1, 2009, to the indenture, dated as of June 2, 2006, between the Company, The Bank of New York Mellon (as successor to JPMorgan Chase Bank, N.A.), as trustee, and The Bank of New York Mellon (as successor to JPMorgan Chase Bank, N.A., London branch), as issuing and paying agent, calculation agent and authenticating agent (as supplemented by the first supplemental indenture, dated as of February 27, 2007, the second supplemental indenture, dated as of March 1, 2007 and the third supplemental indenture, dated as of March 1, 2007); and

•	Fourth Supplemental Indenture, dated as of October 1, 2009, to the indenture, dated as of September 24, 1998, between the Company and The Bank of New York (as successor to JPMorgan Chase Bank, N.A.) as trustee (as supplemented by the first supplemental indenture, dated as of June 1, 2001, the second supplemental indenture dated as of February 14, 2002 and third supplemental indenture dated as of July 2, 2002).
On October 1, 2009, CIT Group Funding Company of Delaware LLC (“Delaware Funding”), the Company, as a guarantor, the Guarantors and The Bank of New York Mellon, as trustee, entered into the following supplemental indentures:
•	First Supplemental Indenture, dated as of October 1, 2009, to the indenture, dated as of November 1, 2006, among the Company, as issuer, CIT Group Inc., as guarantor, and The Bank of New York, as trustee; and

•	First Supplemental Indenture, dated as of October 1, 2009, to the indenture, dated as of May 31, 2005, among the Company, as issuer, CIT Group Inc. as a guarantor, and The Bank of New York Mellon (as successor to JPMorgan Chase Bank), as trustee.
Under each of the supplemental indentures, the notes that became subject to the Company’s and Delaware Funding’s current exchange offers (the “Notes”), and that were issued under the indentures being supplemented, were provided guarantees of the principal, premium, if any, and interest on the Notes, and other monetary obligations under the indentures, by all of the Company’s current domestic wholly owned subsidiaries, with the exception of Delaware

Funding, CIT Bank and other regulated subsidiaries, special purpose entities and immaterial subsidiaries. Each of the guarantees relates to all Notes issued under the indenture being supplemented. The maximum aggregate liability of each Guarantor under each of these guarantees is limited to an aggregate of $50,000. These guarantees are subordinate to senior indebtedness as defined in the amended indentures.
The Company, certain of its subsidiaries, Barclays Bank PLC, as administrative agent, and the Requisite Lenders as set forth in the amendment, entered into the Third Amendment to the Amended and Restated Credit and Guaranty Agreement (the “Third Amendment”), which became effective on October 1, 2009, to permit certain subsidiaries of the Company to provide the guarantees described above.
The foregoing summary of the supplemental indentures and the Third Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the supplemental indentures and the Third Amendment, which are attached as Exhibits 4.1 through 4.9, and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
          (d) Exhibits:

Exhibit
Number	Description

4.1	First Supplemental Indenture, dated as of October 1, 2009, by and among CIT Group Inc., the Guarantors party thereto and The Bank of New York Mellon, as trustee.
4.2	First Supplemental Indenture, dated as of October 1, 2009, by and among CIT Group Inc., the Guarantors party thereto and The Bank of New York Mellon, as trustee.
4.3	Third Supplemental Indenture, dated as of October 1, 2009, by and among CIT Group Inc., the Guarantors party thereto and The Bank of New York Mellon, as trustee.
4.4	Third Supplemental Indenture, dated as of October 1, 2009, by and among CIT Group Inc., the Guarantors party thereto and The Bank of New York Mellon, as trustee.
4.5	Fourth Supplemental Indenture, dated as of October 1, 2009, by and among CIT Group Inc., the Guarantors party thereto and The Bank of New York Mellon, as trustee.
4.6	Fourth Supplemental Indenture, dated as of October 1, 2009, by and among CIT Group Inc., the Guarantors party thereto and The Bank of New York Mellon, as trustee.
4.7	First Supplemental Indenture, dated as of October 1, 2009, by and among CIT Group Funding Company of Delaware LLC, the Subsidiary Guarantors party thereto and The Bank of New York Mellon, as trustee.
4.8	First Supplemental Indenture, dated as of October 1, 2009, by and among CIT Group Funding Company of Delaware LLC, the Subsidiary Guarantors party thereto and The Bank of New York Mellon, as trustee.
4.9
Third Amendment to Amended and Restated Credit and Guaranty Agreement, dated as of September 30, 2009, by and among CIT Group Inc., certain subsidiaries of CIT Group Inc. listed on the signature pages thereto, Barclays Bank PLC, as administrative agent, and the Requisite Lenders listed on the signature pages thereto.

Forward-Looking Statement
          This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties and contingencies, many of which are beyond CIT’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding market, competitive and/or regulatory factors, among others, affecting CIT’s businesses are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these factors are described in CIT’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2008 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2009. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 7, 2009

CIT GROUP INC.
By:	/s/ James P. Shanahan
	Name:	James P. Shanahan
	Title:	Senior Vice President & Chief Compliance Officer

EXHIBIT INDEX

Exhibit
No.	Description
4.1	First Supplemental Indenture, dated as of October 1, 2009, by and among CIT Group Inc., the Guarantors party thereto and The Bank of New York Mellon, as trustee.
4.2	First Supplemental Indenture, dated as of October 1, 2009, by and among CIT Group Inc., the Guarantors party thereto and The Bank of New York Mellon, as trustee.
4.3	Third Supplemental Indenture, dated as of October 1, 2009, by and among CIT Group Inc., the Guarantors party thereto and The Bank of New York Mellon, as trustee.
4.4	Third Supplemental Indenture, dated as of October 1, 2009, by and among CIT Group Inc., the Guarantors party thereto and The Bank of New York Mellon, as trustee.
4.5	Fourth Supplemental Indenture, dated as of October 1, 2009, by and among CIT Group Inc., the Guarantors party thereto and The Bank of New York Mellon, as trustee.
4.6	Fourth Supplemental Indenture, dated as of October 1, 2009, by and among CIT Group Inc., the Guarantors party thereto and The Bank of New York Mellon, as trustee.
4.7	First Supplemental Indenture, dated as of October 1, 2009, by and among CIT Group Funding Company of Delaware LLC, the Subsidiary Guarantors party thereto and The Bank of New York Mellon, as trustee.
4.8	First Supplemental Indenture, dated as of October 1, 2009, by and among CIT Group Funding Company of Delaware LLC, the Subsidiary Guarantors party thereto and The Bank of New York Mellon, as trustee.
4.9
Third Amendment to Amended and Restated Credit and Guaranty Agreement, dated as of September 30, 2009, by and among CIT Group Inc., certain subsidiaries of CIT Group Inc. listed on the signature pages thereto, Barclays Bank PLC, as administrative agent, and the Requisite Lenders listed on the signature pages thereto.